SUPPLEMENT

dated March 18, 2022

to the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION,

dated May 1, 2021, for

Value Line Strategic Asset Management Trust,

a series of Value Line Funds Variable Trust

The information in this Supplement updates information in the Prospectus and Statement of Additional Information, dated May 1, 2021, of Value Line Strategic Asset Management Trust (the “Fund”).

The Fund’s board of trustees has approved a Plan of Liquidation (the “Plan”) on behalf of the Fund that provides for the liquidation and subsequent termination and dissolution of the Fund. Under the Plan, the Fund’s liquidation is expected to occur on or about April 29, 2022 in connection with anticipated redemptions requested by the sponsoring insurance companies that make the Fund available as an investment option to their contract owners. The Fund’s dissolution is expected to occur after the redemption of all the Fund’s outstanding shares held by the sponsoring insurance companies.

The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies issued through The Guardian Insurance & Annuity Company Inc. (“GIAC”) and through Ameritas Life Insurance Corp. and Ameritas Life Insurance Corp. of New York (together, “Ameritas”). In anticipation of the liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Supplement. GIAC, Ameritas and any other existing shareholders may continue to redeem their Fund shares in accordance with the terms set forth in the Prospectus through the date of the Fund’s liquidation. Contract owners should consult with their tax advisors for information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to their specific situation. In connection with winding up the Fund’s affairs and liquidating its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.